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                                                                 Exhibit 10.10.1
                                                                 ---------------

                                 AMENDMENT OF
                             EMPLOYMENT AGREEMENT

          A. The Employment Agreement dated August 1, 1998 between Serge Leterme and Synbiotics Corporation is amended by adding thereto a new Section 6.3, to read in full as follows:

     6.3  Acquisition of Assets.
          ---------------------
          (a)  Offer of Similar Job = No Severance Pay. If any company
               ---------------------------------------
("Acquirer") acquires at least a majority of EMPLOYER's assets in an acquisition transaction outside the ordinary course of business, whether by asset purchase or by a merger in which EMPLOYER does not survive (an "Asset Sale"), and Acquirer offers to employ EMPLOYEE in a position not materially inferior to and on terms and conditions not materially inferior to those called for by this Agreement as of the time of the Asset Sale, then notwithstanding Section 6.2, and whether or not EMPLOYEE accepts such offer, any termination of EMPLOYEE by EMPLOYER upon or after the Asset Sale shall not entitle EMPLOYEE to any severance pay whatever. The purpose of this provision is to ensure that if EMPLOYEE has a chance to keep a similar job with Acquirer, then EMPLOYER should not have to pay severance.

          (b)  Job Offers Deemed Not Similar.  For purposes of this Section 6.3,
               -----------------------------
an offer's terms and conditions are inferior if the offer requires a transfer to outside of San Diego County, California or Lyon, France or if the terms include severance provisions materially inferior to those in Section 6.2 (or no severance provisions at all). These are not the only ways in which an offer's terms and conditions can be materially inferior. In addition, if Acquirer acquires EMPLOYER by reverse triangular merger, resignation within 30 days after a directive to transfer to outside of San Diego County, California or Lyon, France shall be deemed a termination without cause in connection with the acquisition.

          (c)  Acceptance of Any Job = No Severance Pay. Also, if EMPLOYEE
               ----------------------------------------
accepts any position with Acquirer within six months after an Asset Sale, then notwithstanding Section 6.2 and Section 6.3(a)-(b), any termination of EMPLOYEE by EMPLOYER upon or after the Asset Sale shall not entitle EMPLOYEE to any severance pay whatever; and EMPLOYEE shall refund to EMPLOYER any and all severance pay which was previously paid.

          (d)  No Similar Job Offer From Acquirer and Delayed Termination From
               ---------------------------------------------------------------
the Shell = Severance Pay. On the other hand, if after an Asset Sale Acquirer
-------------------------
makes no such offer to EMPLOYEE (and even if EMPLOYEE remains employed by EMPLOYER), then any termination of EMPLOYEE by EMPLOYER (other than for Cause) upon or after the Asset Sale and
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before the first anniversary of the Asset Sale shall be deemed to be "in connection with an acquisition of EMPLOYER" for purposes of Section 6.2. If
Section 6.3(c) and 6.3(d) both apply, Section 6.3(c) shall govern.

          (e)  Retention Plan.  Stay bonuses paid or payable under any EMPLOYER
               --------------
retention plan are not "severance pay" for the purposes of this Agreement.

          B. If EMPLOYEE has an outstanding loan from EMPLOYER, which is accelerated upon "the cessation of EMPLOYEE's employment with EMPLOYER," then

     (1) The loan shall not accelerate if EMPLOYEE accepts any Acquirer job offer; but if EMPLOYEE's employment with Acquirer thereafter ceases, the loan shall then accelerate.

     (2) The loan shall not accelerate if the only job offer by Acquirer to EMPLOYEE, if any, does not qualify under Section 6.3(a)-(b) as "a position not materially inferior to and on terms and conditions not materially inferior to" those in the Employment Agreement; provided that if EMPLOYEE accepts any job with Acquirer, Section B(1) of this Amendment shall apply.

     If EMPLOYEE has an outstanding loan from EMPLOYER which is to be forgiven in tranches "provided EMPLOYEE is then employed by EMPLOYER," then

     (3) The loan tranches shall continue to be forgiven if EMPLOYEE accepts any Acquirer job offer and remains in Acquirer's employ at the time for forgiveness.

     (4) The loan tranches shall continue to be forgiven if the only job offer by Acquirer to EMPLOYEE, if any, does not qualify under Section 6.3(a)-(b) as "a position not materially inferior to and on terms and conditions not materially inferior to" those in the Employment Agreement; provided that if EMPLOYEE accepts any job with Acquirer, Section B(3) of this Amendment shall apply.

     If EMPLOYEE has an outstanding loan from EMPLOYER which is to be entirely forgiven "if EMPLOYEE's employment with EMPLOYER ceases other than for Cause," then

     (5) The loan shall not be so forgiven if EMPLOYEE accepts any Acquirer job offer, but if EMPLOYEE's employment with Acquirer thereafter ceases other than for Cause the loan shall then be so forgiven. (For clarification purposes, it is understood that the loan is neither forgiven nor accelerated upon death of the employee.)

     (6) The loan shall be so forgiven if the only job offer by Acquirer to EMPLOYEE, if any, does not qualify under Section 6.3(a)-(b) as "a position not materially inferior to and on terms and conditions not materially inferior to" those in the Employment Agreement; provided that if EMPLOYEE accepts any job with Acquirer, Section B(5) of this Amendment shall apply.

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     (7)  However, if EMPLOYEE accepts any position with Acquirer within six months after an Asset Sale, then any forgiveness of the entire loan, which occurred between the date of the Asset Sale and the date of such acceptance (inclusive), shall be "un-forgiven," and Section B(5) of this Amendment shall apply.

     In addition, it is agreed that if Acquirer (or Synbiotics) transfers EMPLOYEE to outside of San Diego County, California, or Lyon, France and EMPLOYEE resigns within 30 days thereafter, for all purposes pertaining to any such loan the cessation of employment shall be deemed a termination without cause.


          C. Except as specifically set forth in this Amendment, the Employment Agreement remains unchanged and in full force and effect.

     Dated:  February  14, 2001


                                                  /s/ Serge Leterme
                                                  ------------------------------
                                                  SERGE LETERME
                                                  SYNBIOTICS CORPORATION


                                             By:  /s/ Kenneth M. Cohen
                                                  ------------------------------
                                                  KENNETH M. COHEN

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